PRIVATE PLACEMENT AGREEMENT

购股合约

(US$500,000)

GLOBALINK, LTD.

世联有限公司

(TRADING SYMBOL: OTCQB:GOBK)

公司交易代码: GOBK

This Agreement is made on the 16th day of June, 2014 and is signed and sealed in Vancouver, Canada and Beijing, China in counterpart:

此合约在 2014 年 6 月 16 日于加拿大温哥毕及中国注北京制订。

Between 甲方

The Issuer: Globalink, Ltd., a United States public company registered in the State of Nevada, United States of America and is quoted in the Nasdaq's Over-The-Counter QB exchange, under the trading symbol: GOBK:OTCQB.

发行公司：世联有限公司，于美国尼华达洲注册，為一美国上市公司，掛号为 GOBK:OTCQB。

And 及

The Investor: Sheung, Hin Kwok, holder of Hong Kong passport No. K00951412 and a private person and businessman with address located at Room E2, Blk E, 5/Fl, Ka Ming Court, 388-390 Castle Peak Road, Kowloon, Hong Kong.

投資方：尚憲国先生，中國人，擁有香港护照编号 K00951412，地址位于香港九龍青山道 388-390 号嘉明閣, E 座 5 楼 E2 室.

Whereas 有关

1. The investor wishes to invest US$500,000.00 into the United States public company Globalink Ltd., by purchasing restrictive common stocks of Globalink Ltd.
   投资方意願投资 50 万美元购买有美国上市公司的有限制性的世联上市公司股份。
2. The current total corporate securities of Globalink Ltd. issued and outstanding is 24,985,000 Common Shares. The total authorized securities of Globalin Ltd. consists of 500,000,000 Common Shares at a par value of US$0.001 per share.
   現世联上市公司已发行股共有 3,498.5 万普通(有选权)股。上市公司在美国证鑿处注册共有 5 億普通股(每股面值 0.001 美元)。
3. The total number of shares registered tradable shares is 4,282,850 Common Shares. These are freely tradable shares without restrictions.
   现市场流通股共有 428.285 万普通股。
4. The restrictive shares are withheld from trading for a period of 6 months after which the restrictive legend may be removed and the shares registered for free trading.
   现购普通股限制 6 个月后才能取銷限制条例，登記流通。
5. The market price of the Globalink Ltd. securities have traded sporadically ranging from a low of US$0.04 to a high of US$0.27 per share in the past year with no corporate media releases pertaining to corporate activities.

世联上市公司在過去一年在沒有任何報告动向新闻情况了的交易价为每股 0.04 至 0.27 美元

6. Globalink Ltd. is in the negotiation stages for a large development project as well as preparation of necessary documents for raising capital for expansion of existing project and implementation of the anticipated development project.

世联上市公司現时在協商一个中型发展项目並在緊密进行準备各样融資文件为项目作前期工作。

Now Therefore The Issuer Globalink Ltd. proposes the following terms and conditions:

因此：发行公司(世联有限上市公司) 提议下述条款：

1. For the purposes of investors purchasing securities of Globalink Ltd., the Board of Directors has set the purchasing price at US$0.05 per share which reflects the average market price of the past year.

   为吸收投資者投資意愿，董事局确定股价定為每股 5 分美元，相影这一年市平均場股价。

2. The proposed investment of US$500,000 to purchase Globalink Ltd. securities would result in the issuance of 10,000,000 restrictive common shares of the company to the investor, which in the presence of total issued and outstanding shares of 34,985,000, of which the current 10,000,000 shares is included, is 28.5836% of all issued and outstanding shares.

   投資 50 万美元收购上市公司共 1,000 万普通股。到時发行股便为 3498.5 万普通股。投資人拥有 28.5836%的总发行股。

3. Due to the current significant investments by investors to purchase the securities of Globalink Ltd., the present Board of Directors may be presented itself for re-organization if the significant investors deemed necessary. Should it be so deemed, new members and Board positions and titles will be proposed and registered with the Securities and Exchange Commission.

   按最近投资情況比較显著，现存董事局可考慮解散。重组新董事局，由投资方委派董事長。其他董事及执行董事可委任。

4. The new Board shall establish a new master plan for marketing, promotion, investor relations, IPO/DPO to raise capital for expansion of Globalink Ltd's wholly-owned subsidiary of OneWorld travel agency and the anticipated Chinese commercial plaza property project, as well as other contemplated viable projects.

   新董事局重新制订经营运作计划，推销及宣作计划，融资公关及如何使用 IPO/DPO 方式集资，如何发展现有及新構项目。

5. The new Board cooperates, assists and coordinates in preparing the Chinese commercial plaza properties project to be acquired by Globalink Ltd.

   新董事局協助，配合及准备中国房產项目投入世联有限公司操作条件。

Both the Issuer and the Investor herewith agree to all the above terms and conditions and acknowledge their acceptance by means of their signatures and seals as indicated hereunder.

甲乙双方同意上述条款并加以签押确认。

PRIVATE PLACEMENT AGREEMENT

购股合约

(US$500,000)

The Issuer: 发行公司(甲方)

GLOBALINK LTD. 世联有限公司

GLOBALINK LTD. SEAL A USA PUBLIC CO.

Company Seal 公章

____________________	____________________	____________________
Robin Y Young, PRES/Director	Ben Choi, CEO/Director	Daniel Lo, CFO/Director

The Investor: 资方(乙方)

SHEUNG, HIN KWOK 尚憲国

X________________________

姓名: Sheung, Hin Kwok

職位: 个人投資者

Witness: 乙方公证

X________________________

姓名

联系邮箱/电话：

This Agreement contains three (3) Exhibits titled " Exhibit A: Securities Subscription Agreement"; "Exhibit B: Suitability Letter" and "Exhibit C: Investment Letter" which require execution.

此合约含有三附件〝附件 A - 股票订购合约〞;〝附件 B - 適当函〞及〝附件 C - 投資函〞，需要投资人确认签署。

Exhibit A (附件"A")

PRIVATE OFFERING

市外出售

SECURITIES SUBSCRIPTION AGREEMENT

股票订购合约

GLOBALINK LTD. (The "Issuer")

股票订购合约

The undersigned purchaser (the "Purchaser") hereby irrevocably and unconditionally subscribe to and agrees to purchase **10,000,000** common shares (the "Shares"), in the capital stock of the Issuer at a price of **US$0.05** per Share, for an aggregate acquisition cost to the Purchaser of **US$500,000.00** (the "Funds"), upon and subject to the terms and conditions set out in the following page.

下述买方现以不可撤销及无条件下订购及同意购买发行公司的股份共 1,000 万股，每股成交价 5 分美元，合共 50 万美元(购款)。成交按下述条款。

THE PURCHASER 买方

HIN KWOK SHEUNG (尚憲国)
Name of the Purchaser (Please Print)
买方姓名(正揩)

x______________________
Signature of Individual Purchaser or Authorized Signatory of the Purchaser (if Purchaser is not An individual) 买方合法签署人

Rm E2, Block E, 5/Fl., Ka Ming Court
688-690 Castle Peak Road, Kowloon
Hong Kong

Address of Purchaser 买方地址

HIN KWOK SHEUNG (尚憲国)
Name of Contact Person (If Purchaser is Not an Individual) 联係人姓名(如买方不是私人)

x______________________
Signature of Witness (if Purchaser is an Individual)
见证人签名(如买方是私人购买)

ROBIN YOUNG
Name of Witness (Please Print)

____

见证人姓名(正揩)

cpo@telus.net
见证人联糸邮箱/电话

86 1391051 7984 / +1 778 683 2190
Telephone No. of Purchaser or Contact Person
买方或联係人电话

Fax No. of Purchaser or Contact Person
买方或联係人传真

Affix Corporate Seal 蓋上公章
(If Purchaser is a Corporation)

hks128@126.com

Email Address of Purchase or Contact Person
买方或联係人邮箱

Please complete the following section if you require the certificate(s) representing the Shares to appear in the name of an intermediary, such as your broker or RRSP, or require that the certificates be delivered to an address other than the address shown above.

如要股票证券发给委任人或证券交易公司或要股票证券发给不同上述地址，请填上下述资料。

REGISTRATION INSTRUCTIONS
注冊指令

☐ X Same as above, or 跟以上同，或

HIN KWOK SHEUNG
Name to appear on Certificate (please print)
证券上姓名(正揩)

Account reference if applicable
账户

Address of Intermediary
委任人地址

DELIVERY INSTRUCTIONS
送递指令

☐ X Same as above, or 跟以上同，或

Name and account reference if applicable
姓名及账户

Name of Contact Person (please print)
联係人姓名(正揩)

Delivery Address
送递地址

PRIVATE PLACEMENT AGREEMENT

购股合约

(US$500,000)

EXECUTED by the Purchaser this 16th day of June ,2014
买方签署日期

ACCEPTED and EXECUTED by the Issuer this ____16th_______day of __________June_________, 2014
发行公司接受及签署日期 2014/06/16

GLOBALINK LTD. SEAL A USA PUBLIC CO.

GLOBALINK LTD. 世联有限公司

Per:

Authorized Signatory:
Robin Y. Young, PRES/Director

Authorized Signatory:
Ben Choi, CEO/Director

Authorized Signatory:
Daniel Lo, CFO/Director

GLOBALINK LTD.

(The "Issuer")

股票订购合约

Pursuant to the Issuer being declared effective as a SB2 United States public company by the Securities Exchange and Commission of the United States of America, the Issuer hereby initiates to sell its common shares to the Purchaser for the number and the price as stated above under the form of Private Offering Exemption of Section 4(2) of the Securities Act.
按美国证監处条例，本发行公司已被列为高等 SB2 美国上市公司。本发行公司籍此出售公司的股份给买方，股量及股价如上述以市外方式订购，按美国证監处 SEC 4(2) 证券法令条例出售。

Section 4(2) of the Securities Act exempts from registration "transactions by an issuer not involving any public offering." To qualify for this exemption, the purchasers of the securities must:
当发行公司做市外或私自出售交易， 而不做市上交易时，SEC 4(2) 证券法令条例可免却注册需要。如要应用此条例买方需具备以下条件：

- have enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment (the "sophisticated investor"), or be able to bear the investment's economic risk;

拥有適当的财务及生意上的智識及经验给此次投资的风险及价值（富经验的投资者），或可以接受此投资的经济风险。

- have access to the type of information normally provided in a prospectus; and
  有途徑接觸到资料普遍在售股书上提供的一般资料。

- agree not to resell or distribute the securities to the public during the holding period of 6 months.
  同意在六个月内（保留期内）不上市反售所购股份给其他股民。

The undersigned Purchaser hereby irrevocably agrees to purchase the number of shares and at the price stated in the foregoing. The Purchaser understands that a formal Share Certificate stipulating the number of shares will be formally issued by the Issuer's Transfer Agent at a later date. The Purchaser further understands that the securities being offered are restricted securities for a period of 6 months.
买方在此不可撤销地同意购买上述的股份及购买价格。买方明白正式的股份证书將会由发行公司的转证公司发出。买方更明白证股是有 6 个月保留期。在此期内股票不能出售。

The Purchaser understands that the Issuer's mission and business plan is to complete the e-hotel booking websites and thereafter market and expand into the internet and e-commerce related fields of the travel industry, from business to business and business to consumers. Should any lucrative projects be feasible and available, enabling the issuer to easily raise capital, the issuer shall consider vending in and developing such a project.
买方明白发行公司的使命及商业计划是发展纲上订购酒店及开发有关旅游市场。但若有其他好或容易用以融资的项目，本公司將于以考慮投入及发展此项目。

The Purchaser confirms that he/it is a "sophisticated investor", has the necessary assets and is aware and understands the high degree of risk associated with investment into a relatively new company. The Purchaser acknowledges that it/he has had the opportunity to ask questions of the Issuer's executive officers, has received all information requested concerning the Issuer and is thoroughly familiar with the Issuer, its business goal, its operations and its financial conditions. See Exhibits B (Suitability Letter) and Exhibit C (Investment Letter)
买方确认自己是一位"富经验的投资者"有足夠的资產及覺察到和意識到投资入一比较新公司的高度風險。买方承认已有足夠的机会向本公司的高層询问索取所需资料并已完全了解发行公司的生意目的，经营及財政情況。请参看附件"B"（適当函）及附件"C"（投资函）。

The Purchaser understands that no representations or warranties have been made to the Purchaser, or to its/his advisors, by the Issuer or its officers, directors, employees or representatives with respect to the businesses of the Issuer, the financial conditions of the Issuer, and/or the economic, tax or other aspects or consequences of the issuer in the offering of these securities. The Purchaser acknowledges that it/he, has carefully considered the risks involved in the purchase of the securities being offered hereby prior to subscribing for the securities.
买方明白发行公司或公司的職員，董事或其代表没有发表过有关公司的业务，財政情況，经济環境，稅賦或其他有关本发行公司卖股事宜的任何承诺或表态。买方承认订购股份前已做了慎重的调查及考慮到各种有可能的风险。

The Purchaser further understands and the Issuer represents that the execution, delivery and performance by the Issuer of this Agreement has been duly authorized by all required corporate actions on the part of the Issuer. The Issuer is not in violation or default under, nor will its execution, delivery and performance of this Agreement result in a violation of or constitute a default under, its Certificate of Incorporation or Bylaws or any material instrument of indebtedness, mortgage or security agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except such violations or defaults which would not have a material adverse effect on its businesses or financial conditions.

买方更明白本发行公司表达它有一切的权力执行此合約的操作，递送，及履行。按发行公司的注册证书，章呈，或其它有约束力的借贷，按押，租约等等，均不会因签署这订购合约而令到公司犯规。其它沒有对此合约有影响犯規除外。

All parties privy to this Agreement understand and accept that photocopies of the executed Agreement shall have equal solemnity as the original Agreement.
双方及有关此合约的第三方明白及接受合约影印本跟正本有同等法律效力。

Dated this 16th day of June , 2014
日期

Exhibit B

适当函

SUITABILITY LETTER

TO: **GLOBALINK, LTD.**

I make the following representations with the intent that they may be relied on by Globalink, Ltd. (the "**Company**"), in determining my suitability as a purchaser of securities of the Company.

1. I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision in the Company.

2. I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in regulation D ("**Regulation D**") promulgated pursuant to the Securities Act of 1933, as amended (the "**Securities Act**")) in connection with the evaluation of such risks and merits, except as set forth in paragraph 3.

3. I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment Form available from the Company, in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two (2) years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

4. The undersigned and the purchaser representatives listed above, if any, together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

5. I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

6. **Instructions: Complete either (a) or (b) below, as applicable:**

(a) FOR ACCREDITED INVESTORS. I confirm that I am an "accredited investor" as defined under rule 501 of Regulation D, as checked below:

(i) Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the

Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ Yes ☐X No

(ii) Any private business development company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;

☐ Yes ☐X No

(iii) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ Yes ☐X No

(iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐ Yes ☐X No

(v) Any natural person whose individual net worth or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

☐X Yes ☐ No

For purposes of category (v), the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purposes of category (v) above, the undersigned's principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

(vi) Any natural person who had an individual income in excess of $200,000 in each of the two (2) most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐X Yes ☐ No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at

adjusted gross income.

(vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and

☐ Yes ☐X No

(viii) Any entity in which all of the equity owners are accredited investors.

☐X Yes ☐ No

(b) FOR NONACCREDITED INVESTORS. I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

(i) My net worth excluding principal residence, furnishings, and automobiles is at least _15_ times the total investment I intend to make in the Company;

(ii) My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;

☐X Yes ☐ No

(iii) Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

☐X Yes ☐ No

7. I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8. I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9. I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

10. I will hold title to my interest as follows:

☐ Community Property ☐ Separate Property

☐ Joint Tenants, with Right of Survivorship ☐ Tenants in Common

☐X Other (Single Person, Trust, etc., please indicate.)

SINGLE PERSON

11. I am a bona fide resident of the state of HONG KONG. The address below is my true and correct principal residence.

DATED this 16th day of June, 2014.

SHEUNG, HIN KWOK 尚憲国

Name (Please Print)

Name of Joint Subscriber, If Any



X

Signature (签名)

Rm E2, Blk E, 5th/Fl, Ka Ming Court
688 - 690 Castle Peak Rd., Kowloon, Hong Kong
Street Address

Signature

Street Address

Exibit C

INVESTMENT LETTER
投資函

GLOBALINK, LTD.

Re: Purchase of shares of Common Stock of Globalink, Ltd.

Gentlemen:

In connection with the acquisition by the undersigned of shares of Common Stock of Globalink, Ltd. (the "**Securities**"), the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act of 1933, as amended (the "**Securities Act**"), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Securities Act. It is understood that the definition of an "underwriter" focuses on the concept of "distribution" and that any subsequent disposition of the subject Securities can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of

sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act ("**Rule 144**"). After one (1) year from the date the Securities are fully paid for and the subscription is accepted by the issuer, all as calculated in accordance with Rule 144(d), sales of the Securities in reliance on Rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two (2) years from the date the Securities are fully paid for, as calculated in accordance with Rule 144(d), it can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three (3) months) an affiliate of the issuer.

Globalink, Ltd.

The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; the issuer is under no obligation to register the Securities under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing; if Rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on Rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to make Rule 144 available, except as may be expressly agreed to by it in writing; in the event Rule 144 is not available, compliance with regulation A promulgated under the Securities Act or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the issuer's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the convertible promissory notes and warrants composing the Securities will bear a legend in substantially the following form so restricting the sale of such Securities.

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

The issuer may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless the undersigned furnishes the issuer with a "no-action" or interpretative letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as are set forth herein. The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

Very truly yours,
SHEUNG, HIN KWOK尚憲国

Dated: June 16. 2014

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